Exhibit 99.1

Boston Scientific Completes $1.7 Billion Offering of Senior Notes

MARLBOROUGH, Mass. (May 18, 2020) - Boston Scientific Corporation (NYSE: BSX) completed a public offering of $1.7 billion aggregate principal amount of its senior notes. The public offering consists of $500.0 million of 1.900% notes due 2025 and $1.2 billion of 2.650% notes due 2030.

The company intends to use the net proceeds from this offering towards (i) refinancing $450.0 million of borrowings under its revolving credit facility and a portion of its pre-payable bank debt, including $750.0 million under its $1.0 billion term loan credit facility maturing in February 2021 and $500.0 million under its $1.25 billion term loan credit facility maturing in April 2021 and (ii) paying related fees, expenses and premiums.

About Boston Scientific

Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world.  As a global medical technology leader for 40 years, we advance science for life by providing a broad range of high performance solutions that address unmet patient needs and reduce the cost of healthcare.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E, of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend,” “aiming” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding our proposed offering and intended use of proceeds. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, political, competitive, reimbursement and regulatory conditions; new product introductions; expected pricing environment; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict, including those that have emerged or have increased in significance or likelihood as a result of the COVID-19 pandemic. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this press release.

CONTACT:
Media:	Kate Haranis	Investors:	Susie Lisa, CFA
	508-683-6585 (office)		508-683-5565 (office)
	Media Relations		Investor Relations
	Boston Scientific Corporation		Boston Scientific Corporation
	kate.haranis@bsci.com		BSXInvestorRelations@bsci.com

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